Acquisitions and Divestitures of Businesses	12 Months Ended
Dec. 31, 2025
EBP 055
EBP, Schedule of Asset Acquired and Disposed of within Year [Line Items]
Acquisitions and Divestitures of Businesses	Acquisitions and Divestitures of Businesses
Eaton acquired Exertherm on May 20, 2024. Exertherm employees participated in the QHI Group Inc. 401K. Effective as of the close of business on December 31, 2024, the QHI Group Inc. 401K was merged into the Plan. Account balances and contributions receivable totaling $535,654 and notes receivable from participants of $8,777 were transferred into the Plan.
Following Eaton's acquisition of Fibrebond on April 1, 2025, the Fibrebond 401(k) Retirement Savings Plan was merged into the Plan as of December 31, 2025. Account balances and contributions receivable totaling $26,036,869 and notes receivable from participants totaling $622,213 are included in receivables in the statement of net assets available for benefits.